Exhibit 99

Jefferies Reports Quarterly Financial Results

NEW YORK--(BUSINESS WIRE)--March 22, 2011--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for its fiscal first quarter ended February 28, 2011.

Highlights for the three months ended February 28, 2011 versus the three months ended March 31, 2010:

  Record net revenues of $758 million, up 31% versus $580 million
  Net income to Common Shareholders of $87 million, up 21% versus $72 million
  Net earnings per common share of $0.42, up 20% versus $0.35
  Investment Banking revenues of $239 million, up 21% versus $198 million
  Global Trading revenues of $495 million, up 32% versus $375 million

"We are pleased to report Jefferies best quarterly revenues in our history and our second most profitable quarter ever,” commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. “We believe we are on the right track to balance the realization of solid short-term growth and results, with the important investment needed to allow Jefferies to continue to evolve long-term and continue to be the best firm possible to serve our clients, employees and shareholders."

A conference call with management discussion of these financial results will be held today, Tuesday, March 22, 2011, at 9:00 AM Eastern. Investors and securities industry professionals may access the management discussion by calling 877-710-9938 or 702-928-7183. A one-week replay of the call will also be available at 800-642-1687 or 706-645-9291 (conference ID # 49569122). A live audio webcast and delayed replay can also be accessed at Jefferies.com.

Jefferies Group, Inc. (NYSE: JEF), a global securities and investment banking firm, has served companies and investors for nearly 50 years.

JEFFERIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended (13)
	Feb 28, 2011	Mar 31, 2010
Revenues:
Commissions	$119,921	$134,438
Principal transactions	290,151	150,380
Investment banking	239,059	198,337
Asset management fees and investment income from managed funds	23,868	6,599
Interest	273,216	218,935
Other	20,461	16,679
Total revenues	966,676	725,368
Interest expense	208,294	145,313
Net revenues	758,382	580,055
Interest on mandatorily redeemable preferred interest of consolidated subsidiaries	16,438	2,048
Net revenues, less mandatorily redeemable preferred interest	741,944	578,007

Non-interest expenses:
Compensation and benefits	442,892	319,801
Floor brokerage and clearing fees	28,132	30,729
Technology and communications	43,675	40,209
Occupancy and equipment rental	17,979	19,706
Business development	19,938	13,361
Professional services	13,276	14,423
Other	13,121	17,322
Total non-interest expenses	579,013	455,551
Earnings before income taxes	162,931	122,456
Income tax expense	60,886	46,369
Net earnings	102,045	76,087
Net earnings to noncontrolling interests	14,704	3,943
Net earnings to common shareholders	$87,341	$72,144
Earnings per common share:
Basic	$0.42	$0.35
Diluted	$0.42	$0.35

Weighted average common shares:
Basic	199,141	198,507
Diluted	203,257	202,630

Effective tax rate	37%	38%

Jefferies Group, Inc. And Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended (13)
	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009
Statement of Earnings
Net revenues, less mandatorily redeemable preferred interest	$741,944	$664,870	$519,806	$665,518	$578,007	$529,804

Non-interest expenses:
Compensation and benefits	442,892	405,440	308,797	384,311	319,801	239,352
Non-compensation expenses	136,121	135,852	134,511	137,527	135,750	123,019
Earnings before income taxes	162,931	123,578	76,498	143,680	122,456	167,433
Income tax expense	60,886	46,126	33,873	56,189	46,369	68,006
Net earnings	102,045	77,452	42,625	87,491	76,087	99,427
Net earnings (loss) to noncontrolling interests	14,704	14,735	(2,129)	3,665	3,943	6,819
Net earnings to common shareholders	$87,341	$62,717	$44,754	$83,826	$72,144	$92,608
Diluted earnings per common share	$0.42	$0.31	$0.22	$0.41	$0.35	$0.46

Financial Ratios
Pretax operating margin	22%	19%	15%	22%	21%	32%
Compensation and benefits / net revenues	58%	60%	60%	58%	55%	45%
Effective tax rate	37%	37%	44%	39%	38%	41%

Jefferies Group, Inc. And Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended (13)
	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009
Revenues by Source
Equities	$177,358	$155,071	$109,280	$179,505	$174,299	$116,414
Fixed Income	318,097	227,876	161,010	218,144	200,820	211,747
Total	495,455	382,947	270,290	397,649	375,119	328,161

Equity	49,684	48,369	19,151	73,677	34,217	27,404
Debt	62,967	86,814	77,564	109,767	101,846	77,829
Capital markets	112,651	135,183	96,715	183,444	136,063	105,233
Advisory	126,408	156,701	149,478	72,514	62,274	88,636
Investment banking	239,059	291,884	246,193	255,958	198,337	193,869

Asset management fees and investment income / (loss) from managed funds:
Asset management fees	16,117	6,083	3,996	7,165	4,017	8,472
Investment (loss) / income from managed funds	7,751	(1,102)	(3,210)	6,764	2,582	5,930
Total	23,868	4,981	786	13,929	6,599	14,402
Net revenues	758,382	679,812	517,269	667,536	580,055	536,432
Interest on mandatorily redeemable preferred interest of consolidated subsidiaries	16,438	14,942	(2,537)	2,018	2,048	6,628
Net Revenues, less mandatorily redeemable preferred interest	$741,944	$664,870	$519,806	$665,518	$578,007	$529,804

Other Data
Number of trading days	61	63	65	64	61	64
Full time employees (end of period)	-	3,084	2,971	2,821	2,729	2,628
Common shares outstanding	177,068	171,694	171,241	171,591	171,845	165,638
Weighted average common shares:
Basic	199,141	194,901	195,601	196,944	198,507	196,255
Diluted	203,257	199,017	195,612	201,064	202,630	200,383

JEFFERIES GROUP, INC. AND SUBSIDIARIES
COMMON SHARES OUTSTANDING AND COMMON SHARES FOR BASIC AND DILUTED EPS CALCULATIONS
(Unaudited)

		February 28, 2011

Common shares outstanding		177,067,710
Outstanding restricted stock units		27,978,062
Adjusted shares outstanding		205,045,772

Note - All share information below for EPS purposes is based upon weighted-average balances for the applicable period.

		Three months ended
		February 28, 2011

Shares outstanding (weighted average)	(1)	176,056,990
Unearned restricted stock	(2)	(5,694,886)
Earned restricted stock units	(3)	24,242,055
Other issuable shares	(4)	4,536,424
Common Shares for Basic EPS		199,140,583

Stock options	(5)	11,013
Mandatorily redeemable convertible preferred stock	(6)	4,105,138
Convertible debt	(7)	-
Common Shares for Diluted EPS		203,256,734

(1)

Shares outstanding represents shares issued less shares repurchased in treasury stock. Shares issued includes public and private offerings, earned and unearned restricted stock, distributions related to restricted stock units, deferred compensation plans, employee stock purchase plan and stock option exercises. Shares issued does not include undistributed earned and unearned restricted stock units.

(2)	As certain restricted stock is contingent upon a future service condition, unearned shares are removed from shares outstanding in the calculation of basic EPS as Jefferies' obligation to issue these shares remains contingent.

(3)	As earned restricted stock units are no longer contingent upon a future service condition and are issuable upon a certain date in the future, earned restricted stock units are added to shares outstanding in the calculation of basic EPS.

(4)	Other shares issuable include shares issuable to settle previously granted restricted stock awards and shares issuable under certain deferred compensation plans.

(5)	Calculated under the treasury stock method. The treasury stock method assumes the issuance of only a net incremental number of shares as proceeds from issuance are assumed to be used to repurchase shares at the average stock price for the period.

(6)	Calculated under the if-converted method. The if-converted method assumes the conversion of convertible securities at the beginning of the period.

(7)	Represents the potential common shares issuable under the conversion spread (the excess conversion value over the accreted debt value) based on the average stock price for the period.

Jefferies Group, Inc. And Subsidiaries
Financial Highlights
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended (13)
	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009

Net earnings to common shareholders	$87,341	$62,717	$44,754	$83,826	$72,144	$92,608
Basic EPS (1)	$0.42	$0.31	$0.22	$0.41	$0.35	$0.46
Diluted EPS (1)	$0.42	$0.31	$0.22	$0.41	$0.35	$0.46
Effective tax rate	37%	37%	44%	39%	38%	41%

Total assets (in millions) (2)	$40,428	$36,727	$32,672	$33,145	$34,023	$28,121
Average total assets for quarter (in millions) (2)	$42,598	$40,184	$36,475	$36,329	$35,976	$30,407
Cash and cash equivalents (in millions)	$1,164	$2,189	$2,090	$994	$1,025	$1,853
Level 3 assets (in millions) (2) (3)	$607	$572	$486	$503	$648	$884
Level 3 assets - % total assets (2)	1.5%	1.6%	1.5%	1.5%	1.9%	3.1%
Level 3 assets - % total financial instruments owned (2)	3.3%	3.6%	3.4%	3.7%	5.0%	9.3%
Level 3 assets - % common stockholders' equity (2)	23.5%	23.1%	20.9%	22.1%	28.1%	38.5%

Total common stockholders' equity (in millions)	$2,578	$2,478	$2,326	$2,275	$2,305	$2,298
Adjusted common stockholders' equity (in millions) (4)	$2,737	$2,639	$2,469	$2,416	$2,435	$2,352
Common book value per share (5)	$14.56	$14.43	$13.58	$13.26	$13.41	$13.87
Adjusted book value per share (6)	$13.35	$13.17	$12.36	$12.06	$12.11	$12.18
Tangible common book value per share (7)	$12.47	$12.29	$11.44	$11.12	$11.27	$11.65
Adjusted tangible book value per share (6)	$11.55	$11.33	$10.52	$10.23	$10.28	$10.27

Total capitalization (in millions) (8)	$7,164	$7,031	$6,344	$5,749	$5,808	$5,792
Leverage ratio (2) (9)	13.8	13.1	12.4	12.8	12.9	10.7
Adjusted leverage ratio (2) (10)	14.4	13.2	12.2	12.3	11.3	9.0

Average firmwide VaR (in millions) (11)	$10.51	6.45	8.64	8.25	11.21	6.46

Common shares outstanding	177,068	171,694	171,241	171,591	171,845	165,638
Adjusted shares outstanding (12)	205,046	200,429	199,867	200,286	201,101	193,042
Share issued during quarter	7,084	1,888	372	1,659	8,682	819
Shares purchased during the quarter	1,482	1,082	525	1,620	2,474	4,479

Number of employees	3,082	3,084	2,971	2,821	2,729	2,628

	Footnotes (13)

(1)	The following details the calculation of basic and diluted earnings per share as included in our quarterly and annual reports.

		Quarters Ended
		2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009
	Earnings for basic earnings per common share:
	Net earnings	$102,045	$77,452	$42,625	$87,491	$76,087	$99,427
	Net earnings (loss) to noncontrolling interests	14,704	14,735	(2,129)	3,665	3,943	6,819
	Net earnings to common shareholders	87,341	62,717	44,754	83,826	72,144	92,608
	Less: Allocation of earnings to participating securities (A)	3,925	2,650	1,674	2,842	2,108	1,437
	Net earnings available to common shareholders	$83,416	$60,067	$43,080	$80,984	$70,036	$91,171
	Earnings for diluted earnings per common share:
	Net earnings	$102,045	$77,452	$42,625	$87,491	$76,087	$99,427
	Net earnings (loss) to noncontrolling interests	14,704	14,735	(2,129)	3,665	3,943	6,819
	Net earnings to common shareholders	87,341	62,717	44,754	83,826	72,144	92,608
	Add: Convertible preferred stock dividends (B)	1,016	1,016	-	1,016	1,016	1,016
	Less: Allocation of earnings to participating securities (A)	3,907	2,653	1,674	2,830	2,104	1,423
	Net earnings available to common shareholders	$84,450	$61,080	$43,080	$82,012	$71,056	$92,201
	Weighted Average Common Shares:
	Basic	199,141	194,901	195,601	196,944	198,507	196,255
	Diluted	203,257	199,017	195,612	201,064	202,630	200,383
	Earnings per common share:
	Basic	$0.42	$0.31	$0.22	$0.41	$0.35	$0.46
	Diluted	$0.42	$0.31	$0.22	$0.41	$0.35	$0.46

	(A) Represents dividends declared during the period on participating securities plus an allocation of undistributed earnings to participating securities. Losses are not allocated to participating securities. Participating securities represent restricted stock and restricted stock units for which requisite service has not yet been rendered and amounted to weighted average shares of 9,403,000, 8,599,000, 7,661,000, 6,780,000, 5,815,000 and 3,092,000 for the three months ended February 28, 2011, November 30, 2010, August 31, 2010, May 31, 2010, March 31, 2010 and December 31, 2009, respectively. Dividends declared on participating securities during the three months ended February 28, 2011, November, 30, 2010, August 31, 2010, May 31, 2010 and March 31, 2010 amounted to approximately $686,000, $632,000, $559,000, $568,000 and $494,000, respectively. No dividends were declared during three months ended December 31, 2009. Undistributed earnings are allocated to participating securities based upon their right to share in earnings if all earnings for the period had been distributed.
	(B) The conversion of our mandatorily redeemable convertible preferred stock was considered anti-dilutive for our three-months ended August 31, 2010.

(2)	This amount represents a preliminary estimate as of the date of this earnings release and may be revised in our Quarterly Report on Form 10-Q for the three months ended February 28, 2011.

(3)	Level 3 assets represent those financial instruments classified as such under ASC 820, accounted for at fair value and included within Financial instruments owned. Level 3 assets for which we bear no economic exposure were $209.8 million at February 28, 2011, which is reflective of the portion of our Level 3 assets that are financed by nonrecourse secured financing attributable to third party or employee noncontrolling interests in certain consolidated entities.

(4)	Adjusted common stockholders’ equity (non-GAAP financial measure) represents total common stockholders’ equity plus the unrecognized compensation cost related to nonvested share based awards, i.e. granted restricted stock and restricted stock units which contain future service requirements. As of February 28, 2011, unrecognized compensation cost related to nonvested share based awards was $159,508. We believe that adjusted common stockholders’ equity is a meaningful measure as it reflects the current capital outstanding to stockholders, including employee common shareholders, that would be required to be paid out in liquidation.

(5)	Common book value per share equals total common stockholders' equity divided by common shares outstanding.

(6)	Adjusted book value per share (non-GAAP financial measure) equals adjusted common stockholders’ equity divided by adjusted shares outstanding. Adjusted tangible book value per share (non-GAAP financial measure) equals adjusted common stockholders’ equity less goodwill and identifiable intangible assets divided by adjusted common shares outstanding. As of February 28, 2011, goodwill and identifiable intangible assets equals $369,414. Previous quarters have been conformed to reflect this calculation. We believe these are meaningful measures as investors often incorporate the dilutive effects of outstanding capital in their valuations.

(7)	Tangible common book value per share (non-GAAP financial measure) equals tangible common stockholders' equity divided by common shares outstanding. As of February 28, 2011, tangible common stockholders' equity equals total common stockholders' equity of $2,577,703 less goodwill and identifiable intangible assets of $369,414. We believe that tangible common book value per share and tangible common stockholders' equity is meaningful as a valuation of financial companies are often measured as a multiple of tangible common stockholders' equity making these ratios meaningful for investors.

(8)	Total capitalization includes our long-term debt, mandatorily redeemable convertible preferred stock, mandatorily redeemable preferred interest of consolidated subsidiaries and total stockholders' equity.

(9)	Leverage ratio equals total assets divided by total stockholders' equity.

(10)	Adjusted leverage ratio (non-GAAP financial measure) equals adjusted assets divided by tangible stockholders' equity. Adjusted assets (non-GAAP financial measure) equals total assets less securities borrowed, securities purchased under agreements to resell, cash and securities segregated, goodwill and indentifiable intangibles plus financial instruments sold, not yet purchased (net of derivative liabilities). As of February 28, 2011, adjusted assets were $36,709,148. We believe that adjusted assets is a meaningful measure as it excludes certain assets that are considered of lower risk as they are generally self-financed by customer liabilities through our securities lending activities.

(11)	VaR is the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Market Risk" in Part II, Item 7A "Quantitative and Qualitative Disclosures About Market Risk" in our Transition Report on Form 10-K for the eleven months ended November 30, 2010.

(12)	Adjusted shares outstanding equals common shares outstanding plus outstanding restricted stock units.

(13)	As indicated in our Transition Report on Form 10-K for the eleven months ended November 30, 2010, we made correcting adjustments to our historical financial statements for the quarters of 2010 and 2009. For additional information on these adjustments, see Note 1, Organization and Basis of Presentation, and Note 23, Selected Quarterly Financial Data (Unaudited), of the Consolidated Financial Statements of our Transition Report on Form 10-K for the eleven months ended November 30, 2010.

CONTACT:
Jefferies Group, Inc.
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer